AMENDMENT NO. 1
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of December 29, 1997

THIS AMENDMENT NO. 1 (the "Amendment") dated as of December 29, 1997

BY AND AMONG

         (1) PLM EQUIPMENT GROWTH FUND V, a California limited partnership (hereinafter called "EGF V");

         (2) TRADER VESSEL LIMITED PARTNERSHIP, a California limited partnership (hereinafter called "Trader");

         (3) TRADER VESSEL INC., a California corporation (hereinafter called "TVI");

         (4)  CALIFORNIA  VESSEL  LIMITED  PARTNERSHIP,   a  California  limited
partnership (hereinafter called "California");

         (5) CALIFORNIA VESSEL INC., a Wyoming corporation (hereinafter called "CVI")

         (6)  COLUMBUS  VESSEL  LIMITED   PARTNERSHIP,   a  California   limited
partnership (hereinafter called "Columbus");

         (7) COLUMBUS VESSEL INC., a Wyoming corporation (hereinafter called "COVI");

         (8) REDCAR INVESTMENTS LIMITED, a Hong Kong company (hereinafter called "Redcar", and together with EGF V, Trader, TVI, California, CVI, Columbus and COVI, as joint and several borrowers, hereinafter called the "Companies");

         (9) The LENDERS party to the Loan Agreement (as defined below) (hereinafter called the "Lenders"); and

         (10) CHRISTIANIA BANK OG KREDITKASSE, New York Branch ("CBK"), as agent and security trustee (hereinafter called "Agent" or "Security Trustee").

                                   WITNESSETH

         WHEREAS, the Companies, the Lenders, the Agent and the Security Trustee are parties to that certain Amended and Restated Loan Agreement dated as of September 26, 1996 (the "Loan Agreement") pursuant to which the Lenders made available to the Companies a loan facility of Thirty Eight Million Dollars ($38,000,000);

         WHEREAS, the Companies, the Lenders, the Agent and the Security Trustee have agreed to amend the Loan Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows (with terms used herein and not otherwise defined having the meaning ascribed thereto in the Loan Agreement):

                                    ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

         Section 1.1 Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

         (a) Clause (ii) of Section 4.03(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

         (ii) an amount equal to 60% of the aggregate proceeds from the sale of any Equipment during such fiscal quarter minus the amount of the next scheduled principal payment.

         (b) Section 7.03(a)(A)(II) of the Loan Agreement is hereby amended to read in its entirety as follows:

         (II) after December 31, 1997, an amount equal to (x) 60% of the proceeds of such disposition MINUS the amount of the next scheduled principal repayment or (y) in the event of a Default or an Event of Default would occur as a consequence of such disposition, 100% of the proceeds, are deposited into the Cash Collateral Account within 5 days of such disposition; and

         Section 1.2. Agreement Acknowledged and Confirmed. Except as expressly amended hereby, the Loan Agreement, the Note and the Security Documents are hereby ratified and confirmed.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1. Representations and Warranties. The Companies jointly and severally represent and warrant to the Lenders as follows:

         (a) Due Authorization. Each of the Companies has the power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform this Amendment and the Loan Agreement as amended by this Amendment in accordance with their respective terms. This Amendment has been duly executed and delivered by all necessary action of each of the Companies and this Amendment and the Loan Agreement as amended by this Amendment are the legal, valid and binding obligations of each Company enforceable in accordance with their respective terms under all Applicable Law, subject, as to enforcement of remedies, to any applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         (b) Compliance with Law, etc. The execution and delivery of this Amendment and the performance of this Amendment and the Loan Agreement as amended by this Amendment in accordance with their respective terms do not and will not (i) violate any provision of any applicable laws, orders, rules or regulations presently in effect or (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Company, or any indenture, agreement or instrument to which any Company is a party or by which it or its properties may be bound.

         (c) Governmental Regulation. None of the Companies is required to obtain any governmental authorizations, consents, orders or approvals in connection with the execution and delivery of this Amendment or the performance of the transactions contemplated by each of this Amendment and the Loan Agreement as amended by this Amendment.

         (d) Validity. There are no proceedings or investigations pending or, to the best knowledge of the Companies, threatened against any Company before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of the Loan Agreement as amended by this Amendment, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Loan Agreement as amended by this Amendment,
(iii) seeking any determination or ruling that, in the reasonable judgment of the Companies, would materially and adversely affect the performance by any Company of its obligations under this Amendment and the Loan Agreement as amended by this Amendment and (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Loan Agreement as so amended.

         (e) Representations; No Defaults. The representations and warranties contained in Article 6 of the Loan Agreement are true and correct on and as of the date hereof as if made on and as of such date, and no Default or Event of Default has occurred and is continuing.

                                   ARTICLE III

                                  MISCELLANEOUS

         Section 3.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 3.2. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         Section 3.3. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or affecting the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date and year first above written.

PLM EQUIPMENT GROWTH FUND V
by its General Partner, PLM Financial Services, Inc.

By:      /s/ J. Michael Allgood
         -----------------------------------------------
         Its:  Vice President and Chief Financial Officer

TRADER VESSEL LIMITED PARTNERSHIP by its General Partner, Trader Vessel, Inc.

By:      /s/ Robert A. Carey
         ------------------------------------------------
         Its:  Vice President

TRADER VESSEL INC.

By:      /s/ Robert A. Carey
         ------------------------------------------------
         Its:  Vice President

CALIFORNIA VESSEL LIMITED PARTNERSHIP by its General Partner, California Vessel, Inc.

By:      /s/ Robert A. Carey
         ------------------------------------------------
         Its:  Vice President

CALIFORNIA VESSEL INC.

By:      /s/ Robert A. Carey
         ------------------------------------------------
         Its:  Vice President

COLUMBUS VESSEL LIMITED PARTNERSHIP by its General Partner, Columbus Vessel Inc.

By:      /s/ Robert A. Carey
         ------------------------------------------------
         Its:  Vice President

COLUMBUS VESSEL INC.

By:      /s/ Robert A. Carey
         ------------------------------------------------
         Its:  Vice President

REDCAR INVESTMENTS LIMITED

By:      /s/ Robert A. Carey
         ------------------------------------------------
         Its:  Vice President

CHRISTIANIA BANK OG KREDITKASSE, as Lender

By:      /s/ Martin Lunder
         -------------------------------------------------
         Its:  First Vice President

         /s/ William J. Aber
         --------------------------------------------------
         Its:  Senior Vice President

ING LEASE STRUCTURED FINANCE B.V., as Lender

By:      /s/ J. de Vries
         -------------------------------------------------

By:      /s/ Peter E. Nijman
         -------------------------------------------------
         Senior Vice President


CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH as Agent and Security Trustee

By:      /s/ Martin Lunder
         -------------------------------------------------
         Its:  First Vice President

         /s/ William J. Aber
         --------------------------------------------------
         Its:  Senior Vice President



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